YieldMax META Option Income Strategy ETF

SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Purchased - 8.4%
Call Options - 8.4%
Meta Platforms, Inc.
Expiration: 09/15/2023, Strike Price: $300 (2)	110	$3,504,600	298,100
Total Options Purchased
(Cost $285,805)			298,100

		Shares
Short-Term Investments - 23.9%
Money Market Funds - 23.9%
First American Government Obligations Fund, Class X, 5.175% (3)		851,156	851,156
Total Short-Term Investments
(Cost $851,156)			851,156

Total Investments in Securities - 32.3%
(Cost $1,136,961)			1,149,256
Other Assets in Excess of Liabilities - 67.7%			2,408,011
Total Net Assets - 100.0%			$3,557,267

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.
(2)	Held in connection with a written option contract. See the Schedule of Options Written for further information.
(3)	The rate shown is the annualized seven-day effective yield as of July 31, 2023.

YieldMax META Option Income Strategy ETF

SCHEDULE OF OPTIONS WRITTEN at July 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 2.9%
Call Options Written - 0.9%
Meta Platforms, Inc.
Expiration: 08/11/2023, Strike Price: $330	80	$2,548,800	$27,200
Expiration: 08/11/2023, Strike Price: $340	30	955,800	4,470
			31,670
Put Options Written - 2.0
Meta Platforms, Inc.
Expiration: 09/15/2023, Strike Price: $300 (2)	110	3,504,600	72,580

Total Options Written
(Premiums Received $118,015)			$104,250

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.
(2)	FLexible EXchange® Options

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The YieldMax META Option Income Strategy ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Options Purchased	$298,100	$–	$–	$298,100
Short-Term Investments	851,156	–	–	851,156
Total Investments in Securities	$1,149,256	$–	$–	$1,149,256

Options Written	Level 1	Level 2	Level 3	Total
Call Options Written	$31,670	$–	$–	$31,670
Put Options Written	72,580	–	–	72,580
Total Options Written	$104,250	$–	$–	$104,250